Exhibit 10.13
[MIAMI INTERNATIONAL AIRPORT LETTERHEAD]
October 20, 2004
Mr. Thomas L. Cooper
President & C.E.O.
Gulfstream International
Airlines, Inc.
1815 Griffin Rd, Suite 400
Dania, FL 33004
Re: GULT431C.MTM — Terminal Building Lease Agreement (TBLA) — Modification Letter
Dear Mr. Cooper:
     This Modification Letter reflects the retroactive deletion of Gulfstream’s Cuba Flight operational office, as was shown on Exhibit B, ID#2E2698, from Gulfstream’s TBLA.
     Therefore, in accordance with Article 1.03 of Lease No. X-431, effective May 1, 2002, covering premises in the Terminal Building area, at Miami International Airport, the said lease is hereby administratively modified by copy of this letter. Enclosed are two copies. Please sign and return one by November 15, 2004.
I. CHANGES EFFECTIVE JULY 1, 2004:
     Effective July 1, 2004, the Agreement is administratively modified to delete the following:
260 square feet of air-
conditioned office,
Class II space
Exhibit B, ID# 2E2698
Dated April 15, 2003
     Below are modified Articles 1.02 and 3.01, which along with the attached Exhibits A and A-1, dated April 15, 2003, now govern and are hereby incorporated into and made part of Lease X-431 as of July 1, 2004.
*    *    *
     1.02 Description of Premises: The Premises leased herein are located in the Terminal Building Area, (“Terminal Building”) at Miami International Airport (“Airport”), and are described as follows and shown on Exhibits A and A-1, April 15, 2003, attached hereto and made a part hereof (“Premises”) and further identified by Miami-Dade Aviation Department (“Department”) identification numbers (“ID”) as summarized on Schedule I. Except as otherwise provided herein, relative to common use or possibly shared facilities, the Premises are leased to the Lessee on an exclusive basis.
*    *    *

Gulfstream Int’l Airlines
GULT431C.MTM
October 20, 2004

GULFSTREAM INT’L AIRLINES, INC.
GULT431C.MTM
SCHEDULE I
EFFECTIVE JULY 1, 2004
1.	147 square feet of air- conditioned maintenance storage, Class III space Exhibit A, ID# 3H1730 Dated April 15, 2003

2.	106 square feet of air- conditioned maintenance storage, Class III space Exhibit A, ID# 3H1751 Dated April 15, 2003

4.	800 square feet non air- conditioned operational, Class IV space Exhibit A-1, ID# 4G1689 Dated April 15, 2003
*    *    *

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-1
GULFSTREAM

Gulfstream Int’l Airlines
GULT431C.MTM
October 20, 2004

     3.01 Monthly Rental: As monthly rental for the lease of the premises, the Lessee shall pay the County, commencing on July 1, 2004, 2003, the sum of $2,796.81, in U. S. currency, plus applicable State sales tax, as required by law, on the first day of each and every month, in advance and without billing, at the office of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.
*    *    *

GULFSTREAM INT’L AIRLINES GULT431C.MTC
SCHEDULE II
EFFECTIVE JULY 1, 2004

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Concourse	3	H1730	147	100%	$51.39	$7,554.33	$629.53	$44.07
2	Exhibit A	A/C Space Concourse	3	H1751	106	”	$51.39	$5,447.34	$453.95	$31.78
3	Exhibit A-1	Non A/C Space	4	G1689	800	”	$25.70	$20,560.00	$1,713.33	$119.93
		TOTALS						$33,561.67	$2,796.81	$0.00
Note: Tax paid directly to State
RATES EFFECTIVE 10/03/04 TO 9/30/04

Class	Description	Rate SF/Yr
1	Ticket Counter	$102.78
2	Curbside Check-In	$77.09
2	A/C Space Terminal	$77.09
3	A/C Space Concourse	$51.39
4	Non A/C Space	$25.70
5	Covered Ramp	$12.85
6	Other	$51.39
SCHEDULE II

Gulfstream Int’l Airlines
GULT431C.MTM
October 20, 2004

II. CHANGES EFFECTIVE OCTOBER 1, 2004:
     Effective October 1, 2004 and in accordance with Article 3.03 (Rental Rate Adjustment), the Agreement is hereby administratively modified to reflect the new rental rate as designed by the Board of County Commissioners of Miami-Dade County, Florida, under Resolution No. R-1054-90, adopted September 27, 1990. Below is the modified Article 3.01, which, along with the attached Schedule II, dated October 1, 2004, now govern and are hereby incorporated into and made part of Lease # X-431 as of October 1, 2004.
     3.01 Monthly Rental: As monthly rental for the lease of the premises, the Lessee shall pay the County, commencing on October 1, 2004, the sum of $3,074.33, in U. S. currency, plus applicable State sales tax, as required by law, on the first day of each and every month, in advance and without billing, at the office of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.
*    *    *

GULFSTREAM INT’L AIRLINES GULT431C.MTM
SCHEDULE II
EFFECTIVE OCTOBER 1, 2004

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Concourse	3	H1730	147	100%	$56.49	$8,304.03	$692.00	$48.44
2	Exhibit A	A/C Space Concourse	3	H1751	106	”	$56.49	$5,987.94	$499.00	$34.93
3	Exhibit A-1	Non A/C Space	4	G1689	800	”	$28.25	$22,600.00	$1,883.33	$131.83
		TOTALS						$36,891.97	$3,074.33	$0.00
Note: Tax paid directly to State
RATES EFFECTIVE 10/01/04 TO 9/30/05

Class	Description	Rate SF/Yr
1	Ticket Counter	$112.98
2	Curbside Check-In	$84.74
2	A/C Space Terminal	$84.74
3	A/C Space Concourse	$56.49
4	Non A/C Space	$28.25
5	Covered Ramp	$14.12
6	Other	$56.49
SCHEDULE II

Gulfstream Int’l Airlines
GULT431C.MTM
October 20, 2004

     Gulfstream International Airlines maintains sufficient funds in its GULT 30 Prepaid Account to cover the Security Deposit requirements of Article 3.02. All other terms, covenants and conditions contained in the Lease No. X-431, with an effective date of May 1, 2002, not inconsistent herewith, shall remain in full force and effect.
     Please acknowledge your concurrence with the above terms and conditions by executing one copy of this Modification Letter and returning it to the Properties Division, attention Don Hyman, by November 15, 2004.
     By copy of this modification letter to our Accounting Division, billing will be retroactively adjusted.
     The Department thanks Gulfstream Int’l Airlines and you for continuing to be an important part of the Miami International Airport’s Family of Business Partners. If you have any questions, feel free to call Don Hyman at 305-876-0362.
Sincerely,
/s/ Susan Warner Dooley
Susan Warner Dooley
Assistant Aviation Director
Business Management

ACKNOWLEDGED:
Gulfstream International Airlines, Inc.

By:	/s/ Roy Canter Roy Canter
Title:	Sr. V. P. Customer Service

Date:	January 14, 2005

cc:	Accounting Rick Management Properties

[MIAMI INTERNATIONAL AIRPORT LETTERHEAD]
July 28, 2000
Mr. Thomas L. Cooper
President & CEO
Gulfstream International
Airlines, Inc.
1815 Griffin Rd. Suite 400
Dania, FL 33004
Re: GULT349MTL – Terminal Lease, X-349 & GULT349A.MTM — Terminal Lease Modification Letter
Dear Mr. Cooper:
     Enclosed, please find your copy of Gulfstream International Airlines’ new Terminal Lease, X-349, at Miami International Airport and two copies of the GULT349A.MTM Terminal Lease Modification Letter. The new lease replaces your old Terminal Lease, X-181, retroactive to September 25, 1999. The Modification Letter brings this new lease current with Gulfstream’s actual airport uses and charges since September 25, 1999. Please sign and return one copy of the Modification Letter by August 10, 2000.
     The Department made a change to the lease. Since Gulfstream no longer maintains and pays for its own ticket counters, the portions of Article 2.01 (Use of Premises) and Article 2.02 (Installation of Equipment) about ticketing and ticket counters have been removed from the lease. If Gulfstream has a future need for its own ticket counter positions, Article 2.01 and 2.02 can be modified to include ticketing and use of ticket counters.
     The Department thanks you and Gulfstream for being an important part of the Miami International Airport’s Family of Business Partners. If you have any questions or if I can be of further service, please contact me at (305) 876-0362.
Sincerely,
/s/ Don F. Hyman
Don F. Hyman
Property Manager

Enclosures —	Gulfstream International Airlines, Inc. Terminal Lease – X-349 – one copy GULT349A.MTM Modification Letter – two copies Old Articles 2.01 & 2.02 – pages 2 and 3

cc:	Accounting Risk Management Terminal Operations Terminal Maintenance

     In the event it is necessary to relocate the Lessee to substitute premises because of the Department’s needs or programs, the Department shall determine whether work related to such relocation shall be performed by the Lessee, subject to reimbursement or rental credit pursuant to the provisions of County Ordinance No. 95-64. In the event it is determined that the Lessee shall perform the work, this Agreement shall be amended by a Supplemental Agreement which shall provide the conditions under which the work is to be performed and the method of reimbursement.
     If the Lessee is relocated at its request or for its airline or business benefit, such as to provide more or less space or to locate it near another airline with which it has a marketing, code sharing, corporate interrelationship or like arrangement, the relocation costs shall be the sole responsibility of the Lessee. If the relocation is for the mutual benefit of both the Lessee and the Department, the parties shall attempt to agree to a mutually acceptable cost sharing arrangement.
ARTICLE 2
Use of Premises
     2.01 Use of Premises: The Lessee shall use the Premises for the following purposes only:
The sale of tickets, check-in and handling of passengers and their baggage (baggage includes all articles which accompany passengers), supporting operations, and offices for the Lessee, other airlines in which the Lessee has at least a 5% equity interest per Resolution R-1180-95 and other airline(s) as approved under Resolution R-1440-97. Mail and air cargo storage or receiving operations shall not be conducted within or in connection with the Premises without the prior written approval of the Department. The Lessee agrees to make available to contiguous tenants its ticket counter position(s) on an as needed basis, without charge, provided use of same does not create conflicts in usage. The Lessee may use contiguous ticket counter position(s) provided that use of the position(s) does not conflict with the operations of the contiguous tenant(s) of the County.
Certain areas of the Terminal Building, including, but not limited to, gates, passenger gate holding areas, passenger loading bridges, concourses and concourse security entry points, are designated as “common-use facilities”, and are made available to all airline users, subject to the payment of nondiscriminatory use charges, established from time to time pursuant to Article 3.08 (Other Fees and Charges) hereof.
     2.02 Installation of Equipment: The Lessee, upon written request, approved in writing by the Department, shall have the right to install, maintain, repair, replace and operate, at its sole cost and expense, in and on the Premises, and between the Premises and other premises leased or used by the Lessee, along such rights-of-way as may be approved by the Department, such computer equipment, communications, meteorological and aerial navigational equipment and

2

facilities, together with required conduits, tubes and power lines, as may be necessary and convenient in the opinion of the Lessee for its operations.
     The Department shall have the right to require the Lessee to install removable terminals at certain designated ticket counter positions leased hereunder in order to accommodate usage of such positions by contiguous tenants pursuant to Article 2.01 (Use of Premises) hereof.
     2.03 Adequate Utilization of Ticket Counter: In the event the ticket counter portion of the Premises is not being adequately utilized by the Lessee, as provided herein, the Department reserves the right, upon written notice, without liability by the Department to the Lessee, to make available a part of the leased ticket counter to third parties on a joint utilization basis or to delete from the leased Premises, pursuant to Article 1.03 (Relocation or Modification of Premises) a portion of the leased ticket counter. The Department shall notify the Lessee of such action, in writing, no less than 30 calendar days prior to implementing such joint utilization or deletion. During any such joint utilization, any monies paid by the third parties shall accrue to the County and the Lessee shall receive abatement of rentals due, for the applicable Premises, on a fair and equitable basis. For the purposes of this provision, the Lessee shall be deemed not to be adequately utilizing the ticket counter portion of the Premises whenever the Lessee is regularly averaging less than 40 departing (enplaning) passengers per day per leased ticket counter position.
     If the deleted portion of the ticket counter Premises are not then under lease to others and are otherwise still available to lease to the Lessee, the Lessee may, upon no less than 30 calendar days written notice to the County, resume full utilization of the Premises. Such notice shall contain a statement that the Lessee’s projected flight schedule is such that the Lessee has reasonable expectation that it will be enplaning 40 or more passengers per day per ticket counter position and shall include a planned schedule of such operations. The written notice shall be signed by an authorized officer of the Lessee.
     2.04 Common Use Terminal Equipment: In the event the Department acquires and installs “common use (computer) terminal equipment” (CUTE) in the portion of the Terminal in which the ticket counter portion of the Premises are located, the Lessee, at its sole cost and expense, shall remove its own terminal computer equipment installed in the Premises and thereafter shall pay to the County such nondiscriminatory fees and charges as shall be established for any usage of CUTE. Such CUTE shall be so designed and implemented as to insure the security and confidentiality of proprietary information of the Lessee and to enhance the quality of the Lessee’s operations at the Airport. In the event CUTE is installed in the gate areas used by the Lessee for processing enplaning passengers, in lieu of CUTE, the Lessee, at its option, expense and liability, may use its own portable terminal computer equipment. If the Lessee is boarding (enplaning) an average of 120 or more departing (enplaning) passengers per day per leased ticket counter position, the Lessee shall have the right to not be required to use the County’s CUTE system. In such event, the removal of CUTE, the installation of the Lessee’s terminal equipment and the reinstallation of CUTE upon relocation or termination of this Agreement shall be at the Lessee’s sole cost and expense.

3

ARTICLE 3
Rentals and Payments
     3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay to the County, commencing on September 25, 1999, the sum of $2,865.12, in U.S. currency, plus applicable State sales taxes, as required by law, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.

4

[MIAMI INTERNATIONAL AIRPORT LETTERHEAD]
July 28, 2000
Mr. Thomas L. Cooper
President & C.E.O.
Gulfstream International
Airlines, Inc.
1815 Griffin Rd, Suite 400
Dania, FL 33004
Re: GULT349A.MTM — Terminal Modification Letter
Dear Mr. Cooper:
     This Modification Letter to your new Terminal Lease, X-349, is written to bring the Lease exhibits and rental rates current with today’s charges.
     Therefore, in accordance with Article 1.03 of Lease No. X-349, effective September 25, 1999, covering premises in the Terminal Building area, at Miami International Airport, the said lease is hereby administratively modified by copy of this letter. Enclosed are two copies. Please sign and return one by August 10, 2000.
     This portion of this Modification Letter reflects the October 1, 2000 rental rate changes.
I. CHANGES EFFECTIVE OCTOBER 1, 1999:
     Effective October 1, 1999 and in accordance with Article 3.03 (Rental Rate Adjustment), the Agreement is hereby administratively modified to reflect the new rental rate as designed by the Board of County Commissioners of Miami-Dade County, Florida, under Resolution No. R-1054-90, adopted September 27, 1990. Below is the modified Article 3.01, which, along with the attached Schedule II, dated October 1, 1999, now govern and are hereby incorporated into and made part of Lease X-349 as of October 1, 1999.
     3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay the County, commencing on October 1, 1999, the sum of $2,810.36, in U. S. currency, plus applicable State sales taxes, as required by law, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.

GULFSTREAM INT’L AIRLINES GULT349A.MTM
SCHEDULE II
EFFECTIVE OCTOBER 1, 1999

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Terminal	2	G1106	30	100%	$70.85	$2,125.50	$177.13	$11.51
2	Exhibit A-1	Covered Ramp	5	G1689	800	”	$11.81	$9,448.00	$787.33	$51.18
3	Exhibit A-2	A/C Space Concourse	3	H1502	108	”	$47.23	$5,100.84	$425.07	$27.63
4	Exhibit A-2	A/C Space Concourse	3	H1730	255	”	$47.23	$12,043.65	$1,003.64	$65.24
5	Exhibit A-2	A/C Space Concourse	3	H1751	106	”	$47.23	$5,006.38	$417.20	$27.12
		TOTALS						$33,724.37	$2,810.36	$182.67
RATES EFFECTIVE 10/1/99 TO 9/30/00

Class	Description	Rate SF/Yr
1	Ticket Counter	$94.46
2	VIP Club	$70.85
2	A/C Space Terminal	$70.85
2	Curbside Ticket Counter	$70.85
3	A/C Space Concourse	$47.23
4	Non A/C Space	$23.62
5	Covered Ramp	$11.81
	Ramp Pavement	$0.90
6	Other	$47.23
SCHEDULE II

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

II. CHANGES EFFECTIVE DECEMBER 14, 1999:
     This portion of the Modification Letter reflects Gulfstream’s past temporary use of ticket counters and an outbound baggage carrousel as was requested by Gulfstream’s Mr. Carlos Trujillo and as shown on Exhibit A-3, ID# 2B1360 and ID# 4B1359. The modification was necessary to add these passenger processing items to allow Gulfstream to handle its added Cuba flights during the Christmas and New Year holiday season. It only covers the use of this area from December 14, 1999 to January 14, 2000.
     The cost of the temporary ticket counter area was based on the Curbside Ticket Counter Class II rate of $70.85 psfpy. The outbound baggage carrousel cost was based on one half of the total area around the carrousel at the Class IV rate of $23.62 psfpy.
     Effective December 14, 1999, the Agreement is administratively modified to add the following:
300 square feet of air-
conditioned temporary
ticket counters,
Class II space
Exhibit A-3, ID# 2B1360
Dated December 14, 1999
1,000 square feet of
temporary outbound
baggage carrousel,
Class IV space
Exhibit A-3, ID# 4B1359
Dated December 14, 1999
     Below are modified Articles 1.02, 3.01 and 3.02, which along with the attached Exhibits A, A-1 and A-2, dated September 25, 1999, and A-3, dated December 14, 1999, now govern and are hereby incorporated into and made part of Lease X-349 as of December 14, 1999.
*      *      *
     1.02 Description of Premises: The Premises leased herein are located in the Terminal Building Area, (“Terminal Building”) at Miami International Airport (“Airport”), and are described as follows and shown on Exhibits A, A-1 and A-2, dated September 25, 1999, and A-3, dated December 14, 1999, attached hereto and made a part hereof (“Premises”) and further identified by Miami-Dade Aviation Department (“Department”) identification numbers (“ID”) as summarized on Schedule I.
*      *      *

GULFSTREAM INT’L AIRLINES, INC.
GULT349A.MTM
SCHEDULE I
EFFECTIVE DECEMBER 14, 1999
1.	30 square feet of air- conditioned operational storage, Class II space Exhibit A, ID# 2G1106 Dated September 25, 1999

2.	800 square feet of covered ramp, Class V space Exhibit A-1, ID# 5G1689 Dated September 25, 1999

3.	108 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1502 Dated September 25, 1999

4.	255 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1730 Dated September 25, 1999

5.	106 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1751 Dated September 25, 1999
Schedule I

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

6.	300 square feet of air- conditioned temporary ticket counters, Class II space Exhibit A-3, ID# 2B1360 Dated December 14, 1999

7.	1000 square feet of air- conditioned temporary outbound baggage carrousel, Class IV space Exhibit A-3, ID# 4B1359 Dated December 14, 1999
*      *      *
Schedule I

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-1
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-2
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-3
GULFSTREAM

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

     3.01 Monthly Rental: As monthly rental for the lease of the premises, the Lessee shall pay the County, commencing on December 14, 1999, the sum of $6,549.95, in U. S. currency, plus applicable State sales tax, as required by law, on the first day of each and every month, in advance and without billing, at the office of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.
*      *      *

GULFSTREAM INT’L AIRLINES GULT349A.MTM
SCHEDULE II
EFFECTIVE DECEMBER 14, 1999

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Terminal	2	G1106	30	100%	$70.85	$2,125.50	$177.13	$11.51
2	Exhibit A-1	Covered Ramp	5	G1689	800	”	$11.81	$9,448.00	$787.33	$51.18
3	Exhibit A-2	A/C Space Concourse	3	H1502	108	”	$47.23	$5,100.84	$425.07	$27.63
4	Exhibit A-2	A/C Space Concourse	3	H1730	255	”	$47.23	$12,043.65	$1,003.64	$65.24
5	Exhibit A-2	A/C Space Concourse	3	H1751	106	”	$47.23	$5,006.38	$417.20	$27.12
6	Exhibit A-3	Temp Ticket Counters	2	B1360	300	”	$70.85	$21,255.00	$1,771.25
7	Exhibit A-3	Temp Baggage Carrousel	4	B1359	1,000	”	$23.62	$23,620.00	$1,968.33
		TOTALS						$78,599.37	$6,549.95	$182.67
RATES EFFECTIVE 10/1/99 TO 9/30/00

Class	Description	Rate SF/Yr
1	Ticket Counter	$94.46
2	VIP Club	$70.85
2	A/C Space Terminal	$70.85
2	Curbside Ticket Counter	$70.85
3	A/C Space Concourse	$47.23
4	Non A/C Space	$23.62
5	Covered Ramp	$11.81
	Ramp Pavement	$0.85
6	Other	$47.23
SCHEDULE II

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

III. CHANGES EFFECTIVE JANUARY 14, 2000:
     Effective January 14, 2000, the Agreement is administratively modified to delete the following:
300 square feet of air-
conditioned temporary
ticket counters,
Class II space
Exhibit A-3, ID# 2B1360
Dated December 14, 1999
1,000 square feet of
temporary outbound
baggage carrousel,
Class IV space
Exhibit A-3, ID# 4B1359
Dated December 14, 1999
     Below are modified Articles 1.02, 3.01 and 3.02, which along with the attached Exhibits A, A-1 and A-2, dated September 25, 1999, now govern and are hereby incorporated into and made part of Lease No. X-349 as of January 14, 2000.
*      *      *
     1.02 Description of Premises: The Premises leased herein are located in the Terminal Building Area, (“Terminal Building”) at Miami International Airport (“Airport”), and are described as follows and shown on Exhibits A, A-1 and A-2, dated September 25, 1999, attached hereto and made a part hereof (“Premises”) and further identified by Miami-Dade Aviation Department (“Department”) identification numbers (“ID”) as summarized on Schedule I, attached hereto and part hereof.
*      *      *

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

GULFSTREAM INT’L AIRLINES, INC.
GULT349A.MTM
SCHEDULE I
EFFECTIVE JANUARY 14, 2000
1.	30 square feet of air- conditioned operational storage, Class II space Exhibit A, ID# 2G1106 Dated September 25, 1999

2.	860 square feet of covered ramp, Class V space Exhibit A-1, ID# 5G1689 Dated September 25, 1999

3.	108 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1502 Dated September 25, 1999

4.	255 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1730 Dated September 25, 1999

5.	106 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1751 Dated September 25, 1999
Schedule I

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-1
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-2
GULFSTREAM

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

     3.01 Monthly Rental: As monthly rental for the lease of the premises, the Lessee shall pay the County, commencing on January 14, 2000, the sum of $2,810.36, in U. S. currency, plus applicable State sales tax, as required by law, on the first day of each and every month, in advance and without billing, at the office of the Department as set forth in Article 3.05 (Address for Payments). Said rental is computed as shown on Schedule II, attached hereto and made a part hereof.
*      *      *

GULFSTREAM INT’L AIRLINES GULT349A.MTM
SCHEDULE II
EFFECTIVE JANUARY 14, 2000

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Terminal	2	G1106	30	100%	$70.85	$2,125.50	$177.13	$11.51
2	Exhibit A-1	Covered Ramp	5	G1689	800	”	$11.81	$9,448.00	$787.33	$51.18
3	Exhibit A-2	A/C Space Concourse	3	H1502	108	”	$47.23	$5,100.84	$425.07	$27.63
4	Exhibit A-2	A/C Space Concourse	3	H1730	255	”	$47.23	$12,043.65	$1,003.64	$65.24
5	Exhibit A-2	A/C Space Concourse	3	H1751	106	”	$47.23	$5,006.38	$417.20	$27.12
		TOTALS						$33,724.37	$2,810.36	$182.67
RATES EFFECTIVE 10/1/99 TO 9/30/00

Class	Description	Rate SF/Yr
1	Ticket Counter	$94.46
2	VIP Club	$70.85
2	A/C Space Terminal	$70.85
2	Curbside Ticket Counter	$70.85
3	A/C Space Concourse	$47.23
4	Non A/C Space	$23.62
5	Covered Ramp	$11.81
	Ramp Pavement	$0.85
6	Other	$47.23
SCHEDULE II

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

IV. CHANGES EFFECTIVE JUNE 1, 2000:
     On June 1, 2000 a review of Gulfstream’s leased space under its Terminal Lease, X-349, found the 800 square feet of Class V, Covered Ramp Space as was shown on Exhibit A-1, ID# 5G1689 more readily fell within the Class IV Non A/C Space classification. The area is a semi-enclosed one used for Guflstream’s employee work, locker and break area. It’s electrical outlets serve Gulfstream’s freezer, microwave, and other items.
     Therefore, this portion of the Modification Letter is written to change this area, as shown on Exhibit A-1, ID# 4G1689 and reflect the new rental rate charge as shown on Schedule II.
     Effective June 1, 2000, the Agreement is administratively modified to delete the following:
800 square feet of
covered ramp,
Class V space
Exhibit A-1, ID# 5G1689
Dated February 11, 1999
     Effective June 1, 2000, the Agreement is administratively modified to add the following:
800 square feet of non
air-conditioned operational,
Class IV space
Exhibit A-1, ID# 4G1689
Dated June 1, 2000
     Below are modified Articles 1.02, 3.01 and 3.02, which along with the attached Exhibits A, A-1 and A-2, dated June 1, 2000, now govern and are hereby incorporated into and made part of Lease No. X-349 as of June 1, 2000.
*      *      *
     1.02 Description of Premises: The Premises leased herein are located in the Terminal Building Area, (“Terminal Building”) at Miami International Airport (“Airport”), and are described as follows and shown on Exhibits A, A-1 and A-2, dated June 1, 2000, attached hereto and made a part hereof (“Premises”) and further identified by Miami-Dade Aviation Department (“Department”) identification numbers (“ID”) as summarized on Schedule I.
*      *      *

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

GULFSTREAM INT’L AIRLINES, INC.
GULT349A.MTM
SCHEDULE I
EFFECTIVE JUNE 1, 2000
1.	30 square feet of air- conditioned operational storage, Class II space Exhibit A, ID# 2G1106 Dated June 1, 2000

2.	800 square feet non air-conditioned operational, Class IV space Exhibit A-1, ID# 4G1689 Dated June 1, 2000

3.	108 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1502 Dated June 1, 2000

4.	255 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1730 Dated June 1, 2000

5.	106 square feet of air- conditioned maintenance storage, Class III space Exhibit A-2, ID# 3H1751 Dated June 1, 2000
Schedule I

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-1
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-2
GULFSTREAM

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

     3.01 Monthly Rental: As monthly rental for the lease of the premises, the Lessee shall pay the County, commencing on June 1, 2000, the sum of $3,597.70, in U. S. currency, plus applicable State sales tax, as required by law, on the first day of each and every month, in advance and without billing, at the office of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.
*      *      *

GULFSTREAM INT’L AIRLINES GULT349A.MTM
SCHEDULE II
EFFECTIVE JUNE 1, 2000

ITEM	EXHIBIT	DESCRIPTION	CLASS	ID #	SQ. FT.	% USE	RATE	ANNUAL	MONTHLY	TAX/MTH
1	Exhibit A	A/C Space Terminal	2	G1106	30	100%	$70.85	$2,125.50	$177.13	$11.51
2	Exhibit A-1	Non A/C Space	4	G1689	800	”	$23.62	$18,896.00	$1,574.67	$102.35
3	Exhibit A-2	A/C Space Concourse	3	H1502	108	”	$47.23	$5,100.84	$425.07	$27.63
4	Exhibit A-2	A/C Space Concourse	3	H1730	255	”	$47.23	$12,043.65	$1,003.64	$65.24
5	Exhibit A-2	A/C Space Concourse	3	H1751	106	”	$47.23	$5,006.38	$417.20	$27.12
		TOTALS						$43,172.37	$3,597.70	$233.85
RATES EFFECTIVE 10/1/99 TO 9/30/00

Class	Description	Rate SF/Yr
1	Ticket Counter	$94.46
2	VIP Club	$70.85
2	A/C Space Terminal	$70.85
2	Curbside Ticket Counter	$70.85
3	A/C Space Concourse	$47.23
4	Non A/C Space	$23.62
5	Covered Ramp	$11.81
	Ramp Pavement	$0.90
6	Other	$47.23
SCHEDULE II

Gulfstream Int’l Airlines
GULT349A.MTM
July 28, 2000

     Based on the above, the security deposit required by Article 3.02 is now $7,663.10, which includes the 6.5% Florida State Sales Tax. Our Accounting Division shows Gulfstream Int’l Airlines has sufficient funds in its GULT30 Prepaid Account.
     All other terms, covenants and conditions contained in the Lease No. X-349, effective September 25, 1999, not inconsistent herewith, shall remain in full force and effect.
     Please acknowledge you concurrence with the above terms and conditions by executing one copy of this Modification Letter and returning it to the Properties Division, attention Don Hyman, by August 10, 2000.
     By copy of this modification letter to our Accounting Division, billing will be adjusted accordingly.
     The Department thanks Gulfstream Intl. Airlines and you for continuing to be an important part of the Miami International Airport’s Family of Business Partners. If you have any questions, please feel free to call me at 305-876-0362.
Sincerely,
/s/ Don F. Hyman
Don F. Hyman
Property Manager

AGREED AND ACCEPTED
Gulfstream International Airlines, Inc.

BY:

TITLE:

DATE:

cc:	Accounting Maintenance Operations Risk Management

Lease No.	X-349
Cust. No.	GULT30
Doc. Name:	GULT349.MTL
LEASE AGREEMENT BETWEEN MIAMI-
DADE COUNTY, FLORIDA, AS LESSOR,
AND GULFSTREAM INTERNATIONAL
AIRLINES, INC., AS LESSEE, MIAMI
INTERNATIONAL AIRPORT
     THIS LEASE AGREEMENT, (“Agreement”) made and entered into as of the 20th day of July, 2000, by and between MIAMI-DADE COUNTY, a political subdivision of the State of Florida (“County”) and GULFSTREAM INTERNATIONAL AIRLINES, INC., a Florida corporation (“Lessee”).
W I T N E S S E T H:
     FOR, and in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE 1
Term and Premises
     1.01 Term: The County hereby leases to the Lessee, and the Lessee hereby leases from the County, for a term of month-to-month, commencing on the 25th day of September, 1999, cancelable by either party, at any time, upon not less than 30 days written notice to the other party, the premises described in Article 1.02 (Description of Premises) hereof, for the purposes set forth in Article 2 (Use of Premises) hereof.
     1.02 Description of Premises: The premises leased herein are located in the Terminal Building area (“Terminal Building”) at Miami International Airport (“Airport”), and are described on Schedule I and as shown on Exhibits A, A-1 and A-2, dated September 25, 1999, attached hereto and made a part hereof (“Premises”) and further identified by Miami-Dade Aviation Department (“Department”) identification number(s) (“ID#”) as summarized on Schedule I, attached hereto and made a part hereof. Except as otherwise provided herein, relative to common use or possibly shared facilities, the Premises are leased to the Lessee on an exclusive basis.
     1.03 Relocation or Modification of Premises: The Premises are subject to relocation, modification or deletion, at the sole discretion of the Department, and Schedules I (Premises Description) and II (Rentals Calculation) attached to this Agreement shall be administratively revised to reflect such relocation, modification, or deletion upon 30 days written notice to the Lessee by the Department. Relocated space may not be similar in size or configuration to the Premises leased herein. However, the Department shall use its best efforts to try to provide adequately sized relocated space, based on the Lessee’s then current level of activity.

     In the event it is necessary to relocate the Lessee to substitute premises because of the Department’s needs or programs, the Department shall determine whether work related to such relocation shall be performed by the Lessee, subject to reimbursement or rental credit pursuant to the provisions of County Ordinance No. 95-64. In the event it is determined that the Lessee shall perform the work, this Agreement shall be amended by a Supplemental Agreement which shall provide the conditions under which the work is to be performed and the method of reimbursement.
     If the Lessee is relocated at its request or for its airline or business benefit, such as to provide more or less space or to locate it near another airline with which it has a marketing, code sharing, corporate interrelationship or like arrangement, the relocation costs shall be the sole responsibility of the Lessee. If the relocation is for the mutual benefit of both the Lessee and the Department, the parties shall attempt to agree to a mutually acceptable cost sharing arrangement.
ARTICLE 2
Use of Premises
     2.01 Use of Premises: The Lessee shall use the Premises for the following purposes only:
Operational, maintenance and storage space for the conducting of its business as an operational airline at Miami International Airport. Mail and air cargo storage or receiving operations shall not be conducted within or in connection with the Premises without the prior written approval of the Department.
Certain areas of the Terminal Building, including, but not limited to, gates, passenger gate holding areas, passenger loading bridges, concourses and concourse security entry points, are designated as “common-use facilities”, and are made available to all airline users, subject to the payment of nondiscriminatory use charges, established from time to time pursuant to Article 3.08 (Other Fees and Charges) hereof.
     2.02 Installation of Equipment: The Lessee, upon written request, approved in writing by the Department, shall have the right to install, maintain, repair, replace and operate, at its sole cost and expense, in and on the Premises, and between the Premises and other premises leased or used by the Lessee, along such rights-of-way as may be approved by the Department, such computer equipment, communications, meteorological and aerial navigational equipment and facilities, together with required conduits, tubes and power lines, as may be necessary and convenient in the opinion of the Lessee for its operations.
     2.03 Adequate Utilization of Ticket Counter: In the event the ticket counter portion of the Premises is not being adequately utilized by the Lessee, as provided herein, the Department reserves the right, upon written notice, without liability by the Department to the Lessee, to make available a part of the leased ticket counter to third parties on a joint utilization basis or to delete from the leased Premises, pursuant to Article 1.03 (Relocation or Modification of Premises) a portion of the leased ticket counter. The Department shall notify the Lessee of such action, in writing, no less than 30 calendar days prior to implementing such joint utilization or deletion. During any such joint utilization, any monies paid by the third parties shall accrue to the County and the Lessee shall receive abatement of rentals due, for the applicable Premises, on a fair and equitable basis. For the purposes of this provision, the Lessee shall be deemed not to be adequately utilizing the ticket counter portion of the Premises whenever the Lessee is regularly averaging less than 40 departing (enplaning) passengers per day per leased ticket counter position.
     If the deleted portion of the ticket counter Premises are not then under lease to others and are otherwise still available to lease to the Lessee, the Lessee may, upon no less than 30 calendar days written notice to the County, resume full utilization of the Premises. Such notice shall contain a statement that the Lessee’s projected flight schedule is such that the Lessee has reasonable expectation that it will be enplaning 40 or more passengers per day per ticket counter position and shall include a planned schedule of such operations. The written notice shall be signed by an authorized officer of the Lessee.
     2.04 Common Use Terminal Equipment: In the event the Department acquires and installs “common use (computer) terminal equipment” (CUTE) in the portion of the Terminal in which the ticket counter portion of the Premises are located, the Lessee, at its sole cost and expense, shall remove its own terminal computer equipment installed in the Premises and thereafter shall pay to the County such nondiscriminatory fees and charges as shall be established for any usage of CUTE. Such CUTE shall be so designed and implemented as to insure the security and confidentiality of proprietary information of the Lessee and to enhance the quality of the Lessee’s operations at the Airport. In the event CUTE is installed in the gate areas used by the Lessee for processing enplaning passengers, in lieu of CUTE, the Lessee, at its option, expense and liability, may use its own portable terminal computer equipment. If the Lessee is boarding (enplaning) an average of 120 or more departing (enplaning) passengers per day per leased ticket counter position, the Lessee shall have the right to not be required to use the County’s CUTE system. In such event, the removal of CUTE, the installation of the Lessee’s terminal equipment and the reinstallation of CUTE upon relocation or termination of this Agreement shall be at the Lessee’s sole cost and expense.
ARTICLE 3
Rentals and Payments
     3.01 Monthly Rental: As monthly rental for the lease of the Premises, the Lessee shall pay to the County, commencing on September 25, 1999, the sum of $2,865.12, in U.S. currency, plus applicable State sales taxes, as required by law, on the first day of each and every month, in advance and without billing, at the offices of the Department as set forth in Article 3.05 (Address for Payments). Said rental, which includes utilities, is computed as shown on Schedule II, attached hereto and made a part hereof.
     The County agrees that if the Florida Department of Revenue or any other taxing authority issues any notice or assessment to the County regarding taxes payable by the Lessee hereunder, the County shall inform the Lessee of such notice within 10 days of receipt thereof and shall not pay any tax or related assessment ultimately payable by the Lessee hereunder without approval of the Lessee; provided, however, that the Lessee shall remain liable to the

County for any tax, penalty, and interest that ultimately is determined to be payable by the Lessee. In any administrative or judicial action to challenge a tax or assessment, both the County and the Lessee shall provide reasonable cooperation to each other; provided, however, that the Lessee shall have the right, with the approval of the County Attorney’s Office, to select and direct counsel to represent its and the County’s interests.
     3.02 Security Deposit: Prior to occupancy of the Premises, the Lessee, unless exempted under County policy, shall pay to the County an amount equal to two times the required total monthly rental as determined pursuant to Article 3.01 (Monthly Rental) above, plus applicable State sales tax thereon, as security for the payment of the Lessee’s obligations hereunder. Said deposit shall be in addition to any rental payments required hereunder, and the Department shall be entitled to apply such payment to any debt of the Lessee to the Department that may then exist, as permitted by law, including but not limited to the rentals required hereunder. In lieu of the security deposit being made in cash, the Department, in its sole discretion, may authorize the Lessee to provide an irrevocable Letter of Credit or other security instrument acceptable to the Department, in a form provided or approved by the Department, in like amount. The amount of the security deposit is subject to adjustment by the Department at any time there is a change in the monthly rentals pursuant to the terms of this Agreement; provided further, that the Department shall have the right to demand an increase in the security deposit requirement of up to an additional four months rental to provide the Department with adequate assurance of the Lessee’s payment of its obligations, which assurance is required because of the Lessee’s defaults in the timely payment of rents, fees and charges due hereunder, or because the Department has reason to believe, based on published reports, that the Lessee’s future ability to pay such rentals, fees and charges, on a timely basis, is in jeopardy.
     3.03 Rental Rate Adjustment: Notwithstanding the month-to-month term of this Agreement, annually as of October 1, the cost based rental rates, pursuant to Article 3.01 (Monthly Rental) above, applicable to the Premises leased hereunder, shall be subject to recalculation and adjustment in accordance with the policies and formulae approved in Board of County Commissioners’ Resolution No R-1054-90, adopted on September 27, 1990, as such may be amended from time to time. When such adjusted rental rates are established, this Agreement shall be considered and deemed to have been administratively amended to incorporate such rental rates, effective as of such October 1 date. Such rental rates shall be reflected herein by letter amendment hereto. Payments for any retroactive rental adjustments shall be due upon billing by the Department and payable within ten calendar days of same.
     3.04 Double Rental: In the event that the Lessee remains in possession of the Premises beyond the termination of this Agreement, the Lessee shall be bound by all of the terms and conditions of this Agreement to the same extent as if this Agreement were in full force and effect during the time beyond the expiration date of this Agreement. However, during any such possession of the Premises as a holdover tenant after the Department has demanded the return of the Premises, the Lessee shall be liable for double rentals for so long as the Lessee remains in possession after such demand, such rentals to be based upon the rental rates applicable from time to time, in whole or in part to the Premises. (Section 83.06, Florida Statutes)
     3.05 Address for Payments: The Lessee shall pay, by mail, all rentals, fees and charges required by this Agreement to the following:

Miami-Dade Aviation Department
Accounting Division
P. 0. Box 592616 AMF
Miami, Florida 33159
     Payments may be made by hand-delivery to the offices of the Department during normal working hours.
     3.06 Late Payment Charge: In the event the Lessee fails to make any payments, as required to be paid under the provisions of this Agreement, within ten days after same shall become due, interest at the rates established from time to time by the Board of County Commissioners of Miami-Dade County, Florida (currently set at 1 1/2% per month), shall accrue against the delinquent payment(s) from the original due date until the Department actually receives payment. The right of the County to require payment of such interest and the obligation of the Lessee to pay same shall be in addition to and not in lieu of the rights of the County to enforce other provisions herein, including termination of this Agreement, and to pursue other remedies provided by law.
     3.07 Dishonored Check or Draft: In the event that the Lessee delivers a dishonored check or draft to the County in payment of any obligation arising under the terms of this Agreement, the Lessee shall incur and pay a service charge of TWENTY FIVE DOLLARS, if the face value of the dishonored check or draft is $50.00 or less, THIRTY DOLLARS, if the face value of the dishonored check or draft is more than $50.00 and less than $300.00, or FORTY DOLLARS, if the face value of the dishonored check or draft is $300.00 or more, or Five Percent of the face value of such dishonored check or draft, whichever is greater. Further, in such event, the Department may require that future payments required pursuant to this Agreement be made by cashier’s checks or other means acceptable to the Department.
     3.08 Other Fees and Charges: The Lessee acknowledges that the Board of County Commissioners has or will establish or direct the establishment, from time to time, of various fees and charges for the use of various facilities, equipment and services provided by the County and not leased to or specifically provided to the Lessee hereunder, and procedures relating to the payment of same. Such fees may include, but are not necessarily limited to, concourse use charges, concourse security fees, baggage claim and makeup use and maintenance charges, landing fees, charges for the use of loading bridges, pre-conditioned air and 400hz systems, aircraft parking and overtime aircraft charges, and the like. The Lessee shall pay, upon billing, for its use of such facilities, equipment and services those fees and charges which are billed monthly. For other fees and charges which are based on usage, the Lessee shall, unless otherwise directed by the Department in writing, report its uses of applicable facilities, equipment and services and pay the applicable fees and charges at the same time and in the same manner it pays landing fees to the County.
     3.09 Percentage Fee Payments Required for Provision of Services to Others: The Lessee acknowledges that the Board of County Commissioners has established policies whereby an airline is authorized to provide services to: (1) handle airlines in which it has at least a 5% equity interest per Resolution R-1180-95, dated September 14, 1995, and (2) handle other airline(s) per Resolution R-1440-97, dated December 2, 1997. Pursuant to the above resolutions, the Lessee, upon obtaining an Airline Handling Services Permit, is hereby authorized to perform airline handling services, subject to the payment, by the Lessee, of a percentage of Gross Revenues obtained from providing such services, as defined in Article 3.10 (Opportunity Fee). In no event will such payment be considered as a lease, rental or license payment.
     3.10 Opportunity Fee: In addition to the monthly rental payments required under Article 3.01 (Monthly Rental), the Lessee shall pay to the County 7% of the monthly Gross Revenues, as defined in Article 3.11 (Gross Revenues). The Lessee shall pay such amount to the County by the tenth day of the month following the month in which the Gross Revenues were received or accrued. The percentage fees payable on any unreported Gross Revenues, determined by the annual audit required pursuant to Article 3.14 (Annual Audit Required) are considered, for the purposes of Article 3.06 (Late Payment Charge), as having been due on the tenth day of the month following the month during which such unreported Gross Revenues were received or accrued. This opportunity fee is not a payment for a lease or license to use the Premises, but rather payment for the Lessee’s privilege of doing business on the Airport.
     3.11 Gross Revenues: The term “Gross Revenues”, as used in the Agreement means all moneys paid or payable to, or considerations of determinable value received by the Lessee for sales made, transactions had, or services rendered to an equity interest airline(s) or other airline(s) under Article 2.01 (Use of Premises) and Article 3.09 (Percentage Fee Payments Required for Provision of Services to Others) of this Agreement regardless of when or where the order therefore is received, whether paid or unpaid, whether on a cash or credit basis or in consideration of any other thing of value; provided, however, that any taxes imposed by law which are separately stated to and actually paid by a customer and directly payable by the Lessee to a taxing authority and sales refunds shall be excluded therefrom.
     3.12 Records and Reports: The Lessee shall keep in Miami-Dade County, during the term of this Agreement, all books of account, records and reports used in its operation necessary to report Gross Revenues and to calculate the percentage opportunity fees payable hereunder and as may, from time to time, be required by the Department to document its activities pursuant to this Agreement. All Gross Revenues hereunder shall be accounted for in accordance with generally accepted accounting principles. The form of all such books of account, records and reports shall be subject to the approval of the Department and/or the auditors of the County (one or more of the following: the designated external auditing firm or other certified public accounting firm selected by the Department, the County’s department of Audit and Management Services or auditors of the State of Florida). Recommendations for changes, additions or deletions to such books of account, records and reports by the auditors of the County shall be complied with by the Lessee when requested by the Department. The auditors of the County shall be permitted, during normal working hours, to audit and examine all books of account, records and reports relating to the operations of the Lessee hereunder, including, but not limited to, balance sheets, profit and loss statements, deposit receipts, Florida State Sales Tax Reports and such other documents as may be determined by the Department to be necessary and appropriate; provided, however, that the Lessee shall not be required to retain such records in Miami-Dade County, Florida, for more than three years following termination of this Agreement.

     3.13 Monthly Report of Gross Revenues: On or before the tenth day following the end of each calendar month throughout the term of the Agreement, the Lessee shall furnish to the Department a statement of monthly Gross Revenues for the preceding calendar month and certify as to the accuracy of such Gross Revenues in the form prescribed by the Department. In the event there are no Gross Revenues, a monthly report will be submitted stating such.
     3.14 Annual Audit Required: Within sixty days of each anniversary of the commencement date of this Agreement and within sixty days following termination of this Agreement, the Lessee shall, at its sole cost and expense, provide to the Department on an annual (or portion thereof) basis an audit report of monthly Gross Revenues, containing an unqualified opinion, prepared and attested to by an independent certified public accounting firm, licensed in the state of Florida. The report shall include a schedule of Gross Revenues and percentage opportunity fees paid to the County under this Agreement, prepared in accordance with the comprehensive basis of accounting defined under terms of the Agreement and reported in the format as subsequently prescribed by the Department. The audit shall be conducted in accordance with generally accepted auditing standards and include issuance of a management letter, which will contain the findings discovered during the course of the examination, such as recommendations to improve internal controls and other significant matters related to this Agreement. In addition, the audit shall include comprehensive compliance procedures to determine whether the books of account, records and reports were kept in accordance with the terms of this Agreement for the period of examination. The auditor shall report such procedures and findings in a separate letter report to the Department. The last such report shall include the last day(s) of operations.
     3.15 Right to Inspect: The Department and the auditors of the County shall have the right, without limitation, to enter upon the Premises at any time during normal operating hours of the Lessee to: (1) inspect, review, verify and check all or any portion(s) of the Lessee’s procedures for recording or compiling Gross Revenue information by day or month; and (2) audit, check, inspect and review all books of account, records, financial reports, financial statements, operating statements, inventory records, copies of State sales tax returns, and work papers relating to the operation of the Lessee, and other pertinent information as may be determined to be needed or desirable by the Department.
ARTICLE 4
Maintenance and Repair by Lessee
     4.01 Cleaning: The Lessee shall, at its sole cost and expense, perform or cause to be performed, services which will at all times keep the Premises clean, neat, orderly, sanitary and presentable.
     4.02 Removal of Trash: The Lessee shall remove from the Premises, at its sole cost and expense, all trash and refuse which might accumulate and arise from its use of the Premises and the business operations of the Lessee under this Agreement. Such trash and refuse shall be stored temporarily and disposed of in a manner approved by the Department.
     4.03 Maintenance and Repairs: The Lessee shall repair and maintain in good condition the Premises and all improvements or alterations thereto, except for those items for which the

County is responsible pursuant to Article 5 (Maintenance by County). Such repair and maintenance shall include, but not be limited to, painting, overhead and personnel doors, windows, equipment, protection bumpers attached to building, furnishings, skylights, fixtures, appurtenances, replacement of light bulbs, ballasts and tubes and the replacement of all broken glass, and shall at all times be based on a standard of care reflecting prudent property management. Maintenance and repairs shall be in quality and class equal to or better than the original work to preserve the Premises in good order and condition. The Lessee shall repair all damage caused by the Lessee and its employees, agents, independent contractors, patrons, servants or invitees. Prior to or at termination of this Agreement, injury done by the installation or removal of furniture and personal property of the Lessee shall be repaired so as to restore the Premises to their original state, except as the Premises may have been altered by the Lessee with the approval of the Department pursuant to Article 7.01 (Alterations), and to quit and surrender up the Premises in the same good order and condition as it was at the commencement of this Agreement, except for reasonable wear and tear and damage caused by an Act of God provided however, that such return of the Premises under this Article 4.03 shall not relieve the Lessee of its obligations for damages to the Premises that may be specifically provided elsewhere in this Agreement. Any equipment installed in the Premises or elsewhere in the Terminal Building by the Lessee shall be removed and, unless the space as altered, either by the Lessee or by a predecessor of the Lessee and accepted by the Lessee, is usable by a successor tenant, in the opinion of the Department, the space shall be returned to its original condition, normal wear and tear excepted, upon relocation or termination of this Agreement.
     4.04 Air-conditioning Maintenance: The Lessee shall have full responsibility for maintenance of any air-conditioning equipment installed by the Lessee.
     4.05 Inspections: The Department and/or its designated representatives shall have the right, during normal working hours, to inspect the Premises to identify those items of maintenance, repair, replacement, modification and refurbishment required of the Lessee or the County, pursuant to Article 5 (Maintenance by County), to keep the Premises in good order and condition. The Lessee shall perform all corrective work required of it, identified in such inspection(s) within 30 days of receipt of written notice from the Department, or if correction cannot reasonably be completed within such 30 day period, in the sole discretion of the Department, the Lessee has commenced substantial corrective steps within such 30 day period and diligently pursues same to completion. Trash and debris problems shall be corrected within 24 hours following receipt of either oral or written notice from the Department.
     4.06 Failure to Maintain: If it is determined by the Department that the Lessee has failed to properly clean, remove trash and refuse, maintain, repair, replace and refurbish the Premises as required by this Article 4 (Maintenance and Repair by Lessee), the Department shall provide to the Lessee a list of deficiencies, reflecting the amount of time to be reasonably allowed for the Lessee to correct same. If the Lessee fails to correct such deficiencies within the time allowed and has not registered an objection as to its obligation to do so, the Department, following 10 days further notice to the Lessee, may enter upon the Premises and perform all work, which, in the judgment of the Department, may be necessary and the County shall add the cost of such work, plus 25% for administrative costs, to the rent due hereunder on the first day of the month following the date of such work, and such cost shall be and constitute a part of the rent. Subsequent to receipt of the further notice of intent to perform repairs or cleanup from the

Department, the Lessee shall not undertake performance of such repairs or cleanup without specific prior written authorization from the Department.
     4.07 Lessee Maintenance Subject to Certain Conditions: The maintenance, repair and cleanliness responsibilities of the Lessee pursuant to this Article 4 may be subject to interruption caused by repairs, strikes, lockouts, labor controversies, inability to obtain fuel, power or parts, accidents, breakdowns, catastrophes, national or local emergencies, acts of God, and other conditions beyond the control of the Lessee. To the extent such events directly preclude completion of the Lessee’s obligations pursuant to this Article 4, the County shall have no claim for damages or right to terminate this Agreement pursuant to Article 12.03 (Other Defaults) for the Lessee’s failure to furnish or to furnish in a timely manner any such maintenance, repair or cleaning. The Lessee shall exercise reasonable diligence to remedy and/or cure any such interruptions, to the extent such interruptions are within the Lessee’s control. In such event, the Department shall have the right, in its sole discretion, to enter upon the Premises for the sole purpose of performing such maintenance, repair or cleaning and to bill the Lessee for its actual costs in performing same.
ARTICLE 5
Maintenance by County
     5.01 County Maintenance: The County shall clean, maintain and operate in good condition the Terminal Building, including, but not limited to, structural and system repairs, maintenance of electrical and mechanical systems, maintenance of walls and ceilings outside the leased Premises, and repair and maintenance of the roof. The County shall keep the public areas in the Terminal Building furnished and will provide therein adequate light, cold water and conditioned air. The County shall be responsible for the replacement of light bulbs, ballasts and tubes in the ticket counter space of the Premises. If any of the Terminal facilities are damaged or destroyed by the operations of the Lessee, the Department shall make the necessary repairs or replacements and shall bill the Lessee the cost thereof, plus 25% for administrative costs, in the manner specified in Article 4.06 (Failure to Maintain) hereof.
     5.02 County Maintenance Subject to Certain Conditions: Such maintenance by the County may be subject to interruption caused by repairs, strikes, lockouts, labor controversies, inability to obtain fuel, power or parts, accidents, breakdowns, catastrophes, national or local emergencies, acts of God, and other conditions beyond the control of the County. Upon any such happening, the Lessee shall have no claim for damages for the County’s failure to furnish or to furnish in a timely manner any such maintenance; provided, however, that, if the Premises are so damaged as to significantly impact the Lessee’s operations for a period in excess of 72 hours, the Department shall provide a rent abatement for that portion of the Premises rendered unusable for that period of time that the County is unable to make repairs required by Article 5.01 (County Maintenance). The County shall exercise reasonable diligence to remedy and/or cure any such interruptions, to the extent such interruptions are within the County’s control.

ARTICLE 6
Regulations, Licenses and Permits
     6.01 Rules and Regulations: The Lessee shall comply with all Ordinances of the County, including the Rules and Regulations of the Department Chapter 25, Code of Metropolitan Miami-Dade County, Florida, as the same may be amended from time to time, Operational Directives issued thereunder, all additional laws, statutes, ordinances, regulations and rules of the Federal, State and County Governments, and any and all plans and programs developed in compliance therewith, and any County Administrative Orders and resolutions of the Board of County Commissioners applicable to operation of the Airport, which may be applicable to its operations or activities under this Agreement, including specifically, without limiting the generality hereof, Federal air and safety laws and regulations and Federal, State and County environmental, hazardous waste and materials and natural resources laws, regulations and permits.
     6.02 Violations of Rules and Regulations: The Lessee agrees to pay on behalf of the County any penalty, assessment or fine, issued against the County, or to defend in the name of the County any claim, assessment or civil action, which may be presented or initiated by any agency or officer of the Federal, State or County governments, based in whole or substantial part upon a claim or allegation that the Lessee, its agents, employees or invitees, have, during the term of any prior agreement, this Agreement or any extension hereof or any holdover period of occupancy of the Premises by the Lessee, violated any law, ordinance, regulation, rule or directive described in Article 6.01 (Rules and Regulations) above or any plan or program developed in compliance therewith. The Lessee further agrees that the substance of this Article 6.02 and Article 6.01 (Rules and Regulations) above shall be included in every sublease, contract and other agreement, which the Lessee may enter into related to its operations and activities under this Agreement and that any such sublease, contract and other agreement shall specifically provide that “Miami-Dade County, Florida is a third party beneficiary of this and related provisions.” This provision shall not constitute a waiver of any other conditions of this Agreement prohibiting or limiting assignments, subletting or subcontracting.
     6.03 Permits and Licenses: The Lessee expressly covenants, warrants and agrees that it shall, at its sole cost and expense, be strictly liable and responsible for obtaining, paying for, maintaining on a current basis, and fully complying with, any and all permits, licenses and other governmental authorizations, however designated, as may be required, at any time throughout the entire term of this Agreement, by any Federal, State, or County governmental entity or any judicial body having jurisdiction over the Lessee or the Lessee’s operations and activities, for any activity of the Lessee conducted on the Premises and for any and all operations conducted by the Lessee at the Airport, including ensuring that all legal requirements, permits and licenses necessary for or resulting, directly or indirectly, from the Lessee’s operations and activities on the Premises have been obtained and are being fully complied with; provided, however, that the Lessee shall hot be responsible for obtaining construction related certificates of occupancy for portions of the Premises constructed by the County. Upon the written request of the Department, the Lessee shall provide to the Department copies of any and all permits and licenses required by law, and applications therefor, which the Department may request.

     6.04 Aircraft Noise Abatement Regulations Compliance: The Lessee hereby specifically acknowledges its awareness that the noise generated by aircraft, while on the ground and in flight, may cause annoyance to residential areas in proximity to the Airport and/or under or near flight corridors serving the Airport and that the County, as proprietor of the Airport, may, therefore, from time to time adopt certain lawful policies, procedures and/or regulations, not inconsistent with the Airport Noise and Capacity Act of 1990, unless otherwise approved by the Federal Aviation Administration, and not inconsistent with aircraft safety, intended, to abate the effects of aircraft noise. Said policies, procedures and/or regulations may deal with, but are not necessarily limited to, nighttime engine-run-ups, preferential runway usage, aircraft arrival and departure patterns, use of displaced runway thresholds, and the like. The Lessee specifically understands and agrees that a violation of same shall constitute a material breach hereunder and may result in termination of this Agreement pursuant to the provisions hereof and also, that individual violators may be subject to criminal prosecution. The foregoing shall not preclude the Lessee from contesting, in good faith, in an appropriate jurisdictional forum, the validity or applicability of such policies, procedures or regulations.
ARTICLE 7
Alteration of Premises and Erection of Signs
     7.01 Alterations: The Lessee shall not alter the Premises in any manner whatsoever without the prior written approval of the Department. In the event the Lessee is given approval to make alterations to the Premises, the Lessee shall comply with the terms and conditions of such approval, should the Lessee choose to proceed with such alterations, as contained in the Department’s approval letter, and a failure to do so shall constitute a default pursuant to Article 12.03 (Other Defaults) hereof.
     7.02 Signage: The Lessee shall not erect, maintain or display any identifying signs or any advertising matter, of any type or kind which is visible to the public, without prior written approval of the Department. In the event the Department changes the graphics system for the identification of lessees at the Airport, the Lessee agrees, if required by the Department, to change, at its sole cost, any of its identification signs necessary to comply with such graphics system.
ARTICLE 8
Assignment and Subletting
     The Lessee shall not assign, transfer or otherwise encumber this Agreement, nor sublet all or any portion of the Premises, nor, except as may be otherwise authorized pursuant to Article 3.09 (Percentage Fee Payments Required for Provision of Service to Others), allow others to use the Premises for any commercial purpose. Notwithstanding the preceding sentence, the Lessee shall, without the prior approval of the Department, be permitted to assign or transfer this Agreement if the intended assignee or transferee is the Lessee’s parent, an airline subsidiary of the Lessee or the Lessee’s successor by reason of merger, consolidation or acquisition of substantially all the Lessee’s assets. In no event shall this Agreement be assigned or transferred to an entity which intends to use the Premises primarily for the purpose of providing aeronautical services to other airlines.

ARTICLE 9
Indemnification and Hold Harmless
     The Lessee shall protect, defend (using attorneys reasonably acceptable to both the County and the Lessee), and hold the County and its officers, agents and employees completely harmless from and against any and all liabilities, losses, suits, claims, judgments, fines or demands arising by reason of injury or death of any person or damage to any property, including the leased Premises, including all reasonable costs for investigation and defense thereof (including but not limited to attorney fees, court costs, and expert fees, through all levels of trial and appellate proceedings), of any nature whatsoever arising out of or incident to this Agreement and/or the use or occupancy of the leased Premises or the acts or omissions of officers, agents, employees, contractors, subcontractors, licensees, assignees, successors, or invitees of the Lessee regardless of where the injury, death, or damage may occur except to the extent such injury, death or damage is caused (i) solely by an Act or God, or (ii) by the negligence or willful misconduct of the County, its officers, employees or agents. The County shall give the Lessee reasonable notice of any such claims or actions. The provisions of this Article 9 shall survive the expiration or early termination of this Agreement.
ARTICLE 10
Insurance
     10.01 Insurance Required: In addition to such insurance as may be required by law, the Lessee shall maintain, without lapse or material change, for so long as it occupies the Premises, the following insurance:
(A)	Public Liability Insurance on a comprehensive basis, including Contractual Liability, to cover the Lessee’s Premises and operations, in an amount not less than $5,000,000 combined single limit per occurrence for bodily injury and property damage. The County must be shown as an additional insured with respect to this coverage.

Coverages shall be for each occurrence, with either no aggregate or an annual policy aggregate of no less than twice the amount of coverage required for each occurrence. In the event that the Lessee’s available coverage falls below the per occurrence amount shown above, the Lessee shall secure a new certificate of insurance evidencing the required coverage. The County reserves the right to not accept policies with aggregate limits or substantial deductibles.

(B)	Automobile Liability Insurance covering all owned, non-owned and hired vehicles (including ground or mobile equipment) used by the Lessee in connection with its operations under this Agreement in an amount not less than:
(1)	$5,000,000 combined single limit per occurrence for bodily injury and property damage covering all vehicles and ground and mobile equipment used by the Lessee on the Air Operations Area of the Airport (“AOA”);

(2)	$300,000 combined single limit per occurrence for bodily injury and property damage covering such vehicles and ground and mobile equipment when being used by the Lessee off of the AOA.
     The insurance coverages required shall include those classifications, as listed in standard liability insurance manuals, which most nearly reflect the operations of the Lessee under this Agreement. All insurance policies required pursuant to the terms of this Agreement shall be issued in companies approved to do business under the laws of the State of Florida. Such companies must be rated no less than “B” as to management, and no less than “V” as to strength in accordance with the latest edition of “Best’s Insurance Guide”, published by A.M. Best Company, Inc., or, if not Best rated, in companies with substantially equivalent strength, management and financial responsibility, subject to approval of the County Risk Management Division.
     10.02 Insurance Certificates Required: Prior to the commencement of operations hereunder and annually thereafter, the Lessee shall furnish or cause to be furnished certificates of insurance to the Department which certificates shall clearly indicate that:
(A)	The Lessee has obtained insurance in the types, amounts and classifications as required for strict compliance with this Article;

(B)	The policy cancellation notification provisions specify at least 30 days advance written notice of cancellation to the County; and

(C)	The County is named as an additional insured with respect to the Lessee’s public liability policies, or policies covering the Lessee’s contractual indemnification obligations hereunder.
     On said insurance certificates, unless specifically shown to be excluded thereon, comprehensive public liability coverage shall include contractual liability, and notification of cancellation shall include notification of material changes in the policies.
     The County reserves the right to require the Lessee to provide such reasonably amended insurance coverage as it deems necessary or desirable, upon issuance of notice in writing to the Lessee, which notice shall automatically amend this Agreement effective 30 days after such notice.
     10.03 Compliance: Compliance with the requirements of this Article 10 (Insurance) shall not relieve the Lessee of its liability under any other portion of this Agreement or any other agreement between the County and the Lessee.
     10.04 Right to Examine: The Department reserves the right, upon reasonable notice, to examine the original or true copies of policies of insurance (including but not limited to binders, amendments, exclusions, riders and applications) to determine the true extent of coverage. The Lessee shall, upon receipt of notice from the Department, promptly provide to the Department certified copies of such portion(s) of the policies of insurance and related documents as the Department shall deem necessary.

     10.05 Personal Property: Any personal property of the Lessee or of others placed in the Premises or placed anywhere on the Airport shall be at the sole risk of the Lessee or the owners thereof, and the County shall not be liable for any loss or damage, except to the extent such loss or damage was caused by the negligence of the County, as limited by Section 768.28, Florida Statutes.
ARTICLE 11
Use of Public Facilities
     The County grants to the Lessee, in common with all others desiring to use the Airport, and only to the extent necessary to carry out the rights granted the Lessee hereunder, the nonexclusive privilege to use the runways, taxiways, roads of egress and ingress, service roads and such other facilities and improvements as may be now in existence or hereafter constructed for the use of persons lawfully using the Airport; provided, however, that such usage shall be subject to the payment of nondiscriminatory fees and other charges established by the County. Nothing herein contained shall grant to the Lessee the right to use any space or area improved or unimproved which is leased to a third party, or which the County has not leased herein.
ARTICLE 12
Termination
     12.01 Payment Defaults: Failure of the Lessee to make all payments of rentals, fees and charges required to be paid herein when due shall constitute a default, and the County may, at its option, terminate this Agreement after seven (7) calendar days notice in writing to the Lessee unless the default be cured within the notice period.
     12.02 Insurance Defaults: The County shall have the right, upon seven (7) calendar days written notice to the Lessee, to terminate this Agreement if the Lessee fails to provide evidence of insurance coverage in strict compliance with Article 10 (Insurance) hereof prior to commencement of operations, or fails to provide a renewal of said evidence upon its expiration; provided, however, that such termination shall not be effective if the Lessee provides the required evidence of insurance coverage within the notice period.
     12.03 Other Defaults: The County shall have the right, upon 30 calendar days written notice to the Lessee, to terminate this Agreement upon the occurrence of any one or more of the following, unless the same shall have been corrected within such period, or if correction cannot reasonably be completed within such 30 day period, in the sole discretion of the Department, the Lessee has commenced substantial corrective steps within such 30 day period and diligently pursues same to completion.
(A)	Failure of the Lessee to comply with any covenants of this Agreement, other than the covenants to pay rentals, fees and charges when due, and the covenants to provide required evidence of insurance coverage.

(B)	The conduct of any business, the performance of any service, or the merchandising of any product or service not specifically authorized herein, by the Lessee.

     12.04 Habitual Default: Notwithstanding the foregoing, in the event that the Lessee has frequently, regularly or repetitively defaulted in the performance of or breached any of the terms, covenants and conditions required herein to be kept and performed by the Lessee, in the sole opinion of the County and regardless of whether the Lessee has cured each individual condition of breach or default as provided in Articles 12.01 (Payment Defaults), 12.02 (Insurance Defaults) and 12.03 (Other Defaults) hereinabove, the Lessee shall be determined by the Director to be an “habitual violator.” At the time that such determination is made, the Department shall issue to the Lessee a written notice advising of such determination and citing the circumstances therefor. Such notice shall also advise the Lessee that there shall be no further notice or grace periods to correct any subsequent breach(es) or default(s) and that any subsequent breach(es) or default(s), of whatever nature, taken with all previous breaches and defaults, shall be considered cumulative and, collectively, shall constitute a condition of noncurable default and grounds for immediate termination of this Agreement. In the event of any such subsequent breach or default, the County may cancel this Agreement upon the giving of written notice of termination to the Lessee, such termination to be effective upon the tenth day following the date of receipt thereof and all payments due hereunder shall be payable to said date, and the Lessee shall have no further rights hereunder.
     12.05 Termination for Abandonment: This Agreement shall be automatically terminated upon the abandonment by the Lessee of the Premises or the voluntary discontinuance of operations at the Airport for any period of time exceeding 15 consecutive calendar days, unless such abandonment or discontinuance has been caused by strike, labor disturbance, Act of God, civil disturbance or governmental order that prevents the Lessee’s use of the Premises for the purposes authorized in Article 2 (Use of Premises). The Lessee shall remain fully responsible for all rental and other payments due during any period of abandonment prior to termination pursuant to this Article 12.05.
     12.06 Actions at Termination: The Lessee shall vacate, quit, surrender up and deliver the Premises to the County on or before the termination date of this Agreement, whether by lapse of time or otherwise. The Lessee shall surrender the Premises in the condition required under Article 4.03 (Maintenance and Repairs) herein. All repairs for which the Lessee is responsible shall be completed prior to surrender. The Lessee shall deliver to the Department all keys to the Premises upon surrender. On or before the termination date of this Agreement, except in the instance of termination pursuant to Article 12.05 (Termination for Abandonment), in which event the Lessee shall be allowed up to five calendar days from date of termination, and provided that the Lessee is not in default in the payment of any rentals, fees or charges required to be paid herein, the Lessee shall remove all of its personal property from the Premises. Any personal property of the Lessee not removed in accordance with this Article may be removed by the
Department for storage at the cost of the Lessee. Failure on the part of the Lessee to reclaim its personal property within 30 days from the date of termination shall constitute a gratuitous transfer of title thereof to the County for whatever disposition is deemed to be in the best interest of the County.
     Upon termination of this Agreement, the Lessee shall, at its expense, take all actions required by Federal, State and local laws, regulations or codes to remove from the Premises any hazardous substance or environmental contaminant, whether stored in drums, or found in vats, containers, any distribution pipe lines used by the Lessee during its tenancy of the Premises, or the like, and properly place out of service and/or abandon any vessel(s) used to store such substances or contaminants in accordance with applicable Federal, State and County regulations. All such substances and contaminants shall be removed by the Lessee in a manner approved and authorized by such federal, state or County laws, regulations or codes.
     At any time during the term of this Agreement, or upon its termination, if the County advises the Lessee that it has reasonable grounds to believe that any hazardous substance or environmental contaminant has been released within the Premises or into the ground under the Premises, then the Lessee at its expense shall retain an approved environmental consultant to perform whatever environmental assessment may be required to determine the extent of such release. In connection with the remediation of such release, the Lessee shall comply with the recommendations and conclusions, contingent upon County approval, of such consultant regarding environmental clean up efforts that may be required in accordance with applicable laws, rules and regulations, and shall comply with any other clean up requirements imposed on the Lessee by Federal, State or County law, regulations or codes.
     Notwithstanding any other provisions of this Agreement, the Lessee shall have no remediation obligation or liability to the County for any violation of environmental law which is attributable to the acts or omissions of the County, or its agents, employees or contractors, or any other tenant of the County in the Terminal, or such tenant’s agents, employees or contractors, or any person other than the Lessee, its agents, employees, invitees, contractors or trespassers, or from conditions existing prior to the original occupancy of the demised Premises by the Lessee (nor shall such violations constitute a default or breach of this Agreement). Nothing in this Agreement shall affect the Lessee’s liability for environmental violations as separately provided for in any Federal, State, or County law, ordinance, rule or regulation; provided, however, with respect to joint-use space, the Lessee’s responsibility shall be reduced to the extent that other lessees or permittees of the County sharing such joint-use space are legally determined to be responsible therefor.
     12.07 Lien Upon Personal Property: In the event of termination for default or upon termination of this Agreement by its term the County shall have a lien upon all personal property of the Lessee at the Airport to secure the payment of any unpaid rentals, fees and charges accruing under the terms of this Agreement.
     12.08 Right to Show Premises: At any time after the Lessee has been given notice of termination or default, pursuant to this Article 12 (Termination) or other applicable provisions of this Agreement, the County shall have the right to enter on the Premises for the purpose of showing the Premises to prospective tenants or users.
     12.09 Other Terminations: This Agreement shall be subject to termination by the County or the Lessee in the event of any one or more of the following:
(A)	The permanent abandonment of the Airport.

(B)	The lawful assumption by the United States Government or any authorized agency thereof, of the operation, control or use of the Airport, or any substantial part of parts thereof, in such a manner as to substantially restrict the Lessee from operating therefrom for a period in excess of 90 consecutive days, provided that nothing contained herein shall be deemed to constitute a waiver by the Lessee of any right it may have against the United States to just compensation in the event of any such assumption.

(C)	The issuance by any court of competent jurisdiction of any injunction in any way substantially preventing or restraining the use of the Airport, and the remaining in force of such injunction for a period of 90 days.
ARTICLE 13
Special Conditions
     13.01 Quality of Services: The Lessee shall furnish the services required and authorized, pursuant to Article 2 (Use of Premises) hereof, on a good, prompt and efficient basis and on a fair, equal and not unjustly discriminatory basis to all users thereof.
     13.02 Nondiscriminatory Prices: The Lessee shall charge fair, reasonable, customary and not unjustly discriminatory prices for each unit of sale or service; provided, however, that the Lessee may make reasonable, customary and nondiscriminatory discounts, rebates or similar types of price reductions to volume purchasers of the Lessee’s services.
     13.03 County’s Obligations: The Lessee, in recognition of the County’s obligation, pursuant to Section 22 of Part V of the Federal Aviation Administration’s standard grant assurances, to enforce the provisions of Articles 13.01 (Quality of Services) and 13.02 (Nondiscriminatory Prices) above, agrees that the Department may from time to time, promulgate standards, methods and procedures for and monitor and test the provision of services hereunder and may require the Lessee to provide copies of schedules of service charges and the bases for discounts, rebates and similar types of price reductions. Should the Department determine that the Lessee is not in compliance with the provisions of Articles 13.01 (Quality of Services) and 13.02 (Nondiscriminatory Prices) above, the first such occurrence shall be considered a curable default, pursuant to Article 12.03 (Other Defaults) hereof, and subsequent occurrence(s) shall be considered a material breach of this Agreement, entitling the County to the remedies provided in this Agreement or by law.
     13.04 Porter Service: The Lessee shall make porter service available to its passengers including, but not limited to, baggage handling and baggage transportation for arriving, departing and canceled flights, and wheelchair assistance. The Lessee shall provide such service using its own employees or shall contract with a service company authorized by a Department issued permit or like instrument to provide such service.
ARTICLE 14
Nondiscrimination
     14.01 Employment Discrimination: The Lessee shall not discriminate against any employee or applicant for employment with respect to hire, tenure, terms, conditions, or privileges of employment, or any matter directly or indirectly related to employment because of age, sex, race, color, religion, national origin, ancestry or disability. The Lessee shall comply with applicable provisions of the Americans with Disabilities Act, including, but not limited to, provisions pertaining to employment.
     14.02 Nondiscriminatory Access to Premises and Services: The Lessee, for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that: (1) no person on the grounds of race, color, sex, age, disability, national origin or ancestry shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of the Premises; (2) that in the construction of any improvements on, over, or under such land and the furnishings of services thereon, no person on the grounds of race, color, sex, age, disability, national origin or ancestry shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination in the use of the improvements; and (3) that the Lessee shall use the Premises in compliance with all other requirements imposed by or pursuant to the enforceable regulations of the Department of Transportation as amended from time to time.
     14.03 Breach of Nondiscrimination Covenants: In the event it has been determined that the Lessee has breached any enforceable nondiscrimination covenants contained in Articles 14.01 (Employment Discrimination) and 14.02 (Nondiscriminatory Access to Premises and Services) above, pursuant to the complaint procedures contained in the applicable Federal Regulations, and the Lessee fails to comply with the sanctions and/or remedies which have been prescribed, the County shall have the right to terminate this Agreement pursuant to Article 12.03 (Other Defaults) hereof.
     14.04 Affirmative Action and Community Small Business Enterprise, and Disadvantaged Business Enterprises Programs: The Lessee acknowledges that the provisions of Local Ordinance 97-52 for Community Small Business Enterprises (CSBE) and/or the provisions of 49 CFR Part 23, Disadvantaged Business Enterprises (DBE) and 14 CFR Part 152, Affirmative Action Employment Programs, are applicable to the activities of the Lessee under the terms of this Agreement, unless exempted by said regulations and hereby agrees to comply with all requirements of the Department, the Federal Aviation Administration and the U.S. Department of Transportation. These requirements may include, but not be limited to, the compliance with CSBE, DBE and/or Employment Affirmative Action participation goals, keeping of certain records of good faith compliance efforts, and the submission of various reports, including, if directed by the Department, the contracting of specified percentages of goods and services contracts to Community Small Business Enterprises and/or Disadvantaged Business Enterprises. In the event it has been determined, in accordance with applicable regulations, that the Lessee has defaulted in the requirement to comply with this section, and the Lessee thereafter fails to comply with the sanctions and/or remedies then prescribed, the County shall have the right, upon written notice to the Lessee to terminate this Agreement pursuant to Article 12.03 (Other Defaults) hereof.
ARTICLE 15
Security and Special Provisions
     15.01 Security: The Lessee acknowledges and accepts full responsibility for the security and protection of the Premises, any improvements thereon, its equipment and property on the Airport and control of access to the Air Operations Area (“AOA”) through the Premises by persons and vehicles. The Lessee fully understands and acknowledges that any security measures deemed necessary by the Lessee for the protection of said Premises, equipment and property and access to the AOA through the Premises shall be the sole responsibility of the Lessee and shall involve no cost to the County. All such security measures by the Lessee shall be in accordance with FAR 107 and the Airport Security Plan; provided, however, the Lessee shall not be responsible for security as to any portion of the Premises during such times as such portion of the Premises is being used by a third party in accordance with Articles 2.01 (Use of Premises) and 2.03 (Adequate Utilization of Ticket Counter) of this Agreement.
     15.02 Security Identification Display Areas Access — Identification Badges: The Lessee shall be responsible for requesting the Department to issue identification (“ID”) badges to all employees who are authorized access to Security Identification Display Areas (“SIDA”) on the Airport, designated in the Airport’s security program and shall be further responsible for the immediate reporting of all lost or stolen ID badges and the immediate return of the ID badges of all personnel transferred from Airport assignment or terminated from the employ of the Lessee or upon termination of this Agreement. Each employee must complete the SIDA training program conducted by the Department, before an ID badge is issued. The Lessee shall pay, or cause to be paid, to the Department such nondiscriminatory charges, as may be established from time to time, for lost or stolen ID badges and those not returned to the Department in accordance with this Article. The Department shall have the right to require the Lessee to conduct background investigations and to furnish certain data on such employees before the issuance of such ID badges, which data may include the fingerprinting of employee applicants for such badges.
     15.03 AOA — Driver Training: Before the Lessee shall permit any employee to operate a motor vehicle of any kind or type on the AOA, the Lessee shall require such employee to attend, and successfully complete the AOA Driver Training Course conducted from time to time by the Department. The privilege of a person to operate a motor vehicle on the AOA may be withdrawn by the Department for any of violation of AOA driving rules. Notwithstanding the above, the Lessee shall be responsible for ensuring that all such vehicle operators possess current, valid, appropriate Florida driver’s licenses.
     15.04 Alcohol and Drug Testing: The Lessee acknowledges that the County, as a public agency sponsor under the provisions of the Airport and Airway Improvement Act of 1982, as amended (the “ACT”), has the obligation to establish a drug free workplace and to establish policies and programs to ensure airport safety and security. The Lessee acknowledges that the Department, on behalf of the County, has the right to require users of the Airport (Lessee, Permittees, Licensees, etc.) to establish reasonable programs to further the achievement of the objectives described herein. Accordingly, the Lessee shall establish programs for pre-employment alcohol and drug screening for all candidates for employment at the Airport who will as a part of their duties (a) be present on the AOA; (b) operate a motor vehicle of any type on the AOA; or (c) operate any equipment, motorized or not, on the AOA and for the same or similar screening based upon a reasonable suspicion that an employee, while on duty on the AOA, may be under the influence of alcohol or drugs. Notwithstanding the above, the Lessee specifically acknowledges that the County, acting through the Department, has the right and obligation to deny access to the AOA and to withdraw AOA driving privileges from any person who it has a reasonable suspicion to believe is under the influence of alcohol or drugs.

     15.05 Drug-Free Workplace Certification: The Lessee, in its execution of this Agreement, acknowledges that it provided to the County a Drug-Free Workplace Affidavit certifying that it is providing a drug-free workplace for its employees, as required by County Ordinance No. 92-15, adopted on March 17, 1992, as such may be amended from time to time (“Ordinance”). Based on the provisions of said Ordinance, the County shall have the right, upon 30 days written notice to the Lessee, to terminate this Lease in the event the Lessee fails to provide, as of each anniversary of the effective date of this Lease, the annual re-certification affidavit as required by the Ordinance; provided however, that such termination shall not be effective if the Lessee submits the required Affidavit within the notice period.
     Further, this Agreement shall be terminated upon not less than fifteen calender days written notice to the Lessee, and without liability to the County, if the Department or the County Manager determines any of the following:
(A)	That the Lessee has made a false certification in its execution of the Affidavit submitted with its application or in its annual re-certification as required by the Ordinance;

(B)	That the Lessee has violated its original or renewal certification by failing to carry out any of the specific requirements of the Ordinance, other than the annual re-certification; or

(C)	That such a number of employees of the Lessee have been convicted of violations occurring in its workplace(s), as to indicate that the Lessee has failed to make a good faith effort to provide a drug-free workplace as required by the Ordinance.
     15.06 Special Programs: The Lessee shall ensure that all employees at the Airport so required participate in such safety, security and other training and instructional programs, as the Department or appropriate Federal agencies may from time to time require.
     15.07 Vehicle Permit and Company Identification: Motor vehicles and equipment of the Lessee operating on the AOA must have an official motor vehicle identification permit issued pursuant to Operational Directives of the Department. In addition, company identification must be conspicuously displayed thereon.
     15.08 Federal Agencies Right to Consent: The Lessee understands and agrees that all persons entering and working in or around arriving international aircraft and facilities used by the various Federal Inspection Services agencies may be subject to the consent and approval of such agencies. Persons not approved or consented to by the Federal Inspection Services agencies shall not be employed by the Lessee in areas under the jurisdiction or control of such Federal Inspection agencies.
     15.09 AOA — Right to Search: The Lessee agrees that its vehicles, cargo, goods and other personal property are subject to being searched when attempting to enter or leave and while on the AOA. The Lessee further agrees that it shall not authorize any employee or agent to enter the AOA unless and until such employee or agent has executed a written consent-to-search form acceptable to the Department. Persons not executing such consent-to-search form shall not be employed by the Lessee at the Airport, in any job requiring access to the AOA.

     It is further agreed that the Department has the right to prohibit an individual, agent or employee of the Lessee from entering the AOA based upon facts which would lead a person of reasonable prudence to believe that such individual might be inclined to engage in theft, cargo tampering, aircraft sabotage or other unlawful activities. Any person denied access to the AOA or whose prior authorization has been revoked or suspended on such grounds shall be entitled to a hearing before the Director of the Department or his authorized designee within a reasonable time. Prior to such hearing, the person denied access to the AOA shall be advised, in writing, of the reasons for such denial.
     The Lessee acknowledges and understands that these provisions are for the protection of all users of the AOA and are intended to reduce the incidence of thefts, cargo tampering, aircraft sabotage and other unlawful activities at the Airport.
     15.10 Right of Flight: There is hereby reserved to the County, its successors and assigns, for the use and benefit of the County and the public, a right of flight for the passage of aircraft in the air space above the surface of the premises herein leased, together with the right to cause in said air space such noise as may be inherent in the operation of aircraft, now known or hereafter used for navigation of or flight in the air, using said air space or landing at, taking off from for operating on Miami International Airport.
ARTICLE 16
Employees
     16.01 Control of Employees: The Lessee shall properly control the actions of its employees at all times that said employees are working on the Airport, ensuring that they present a neat appearance and discharge their duties in a courteous and efficient manner and that they maintain a high standard of service to the public.
     16.02 Use of Public Facilities: The Lessee acknowledges and agrees that the County has provided certain facilities, such as Terminal seating areas, hold rooms, rest rooms and other conveniences for the use of the traveling public and has also provided special facilities solely for the use of the employees of Airport tenants and commercial users. The Lessee shall not permit its employees to use the public areas provided by the County for use by the traveling public, except those employees normally required to be in contact with the traveling public, those providing passenger services and those doing so as part of regular assigned duties.
     16.03 Employee Covenants Violations: In the event the Lessee is in default of the covenants in Articles 16.01 (Control of Employees) and 16.02 (Use of Public Facilities) for failure to properly control its employees or by permitting its employees to improperly use facilities provided by the County for the use and convenience of the traveling public, the Department shall have the right to require the Lessee to remove from employment at the Airport those employees who individually violated the covenants of Articles 16.01 (Control of Employees) and 16.02 (Use of Public Facilities).

ARTICLE 17
Civil Actions
     17.01 Governing Law; Venue: This Agreement shall be governed and construed in accordance with the laws of the State of Florida. The venue of any action on this Agreement shall be laid in Miami-Dade County, Florida, and any action to determine the rights or obligations of the parties hereto shall be brought in the courts of the State of Florida.
     17.02 Notice of Commencement of Civil Action: In the event that the County or the Lessee commence a civil action where such action is based in whole or in part on an alleged breach of this Agreement, the County and the Lessee agree that service of process shall be made pursuant to the rules of Civil Procedure in the court in which the action has been filed.
     17.03 Registered Office/Agent; Jurisdiction: Notwithstanding the provisions of Article 17.02 (Notice of Commencement of Civil Action), and in addition thereto, the Lessee, if a corporation, shall designate a registered office and a registered agent, as required by Section 48.091, Florida Statutes, such designations to be filed with the Florida Department of State in accordance with Section 607.034, Florida Statutes. If the Lessee is a natural person, he and his personal representative hereby submit themselves to the jurisdiction of the Courts of this State for any cause of action based in whole or in part on an alleged breach of this Agreement.
ARTICLE 18
Trust Agreement and Bond Resolution
     18.01 Incorporation of Trust Agreement and Bond Resolution by Reference: Notwithstanding any of the terms, provisions and conditions of this Agreement, it is understood and agreed by the parties hereto that the provisions of the Trust Agreement dated as to the 1st day of October, 1954, as amended, by and between the County and the Chase Manhattan Bank (now the Chase Manhattan Bank, National Association) as Trustee and the First National Bank of Miami (now First Union National Bank of Florida) as Co-Trustee, (the “Trust Agreement”) and Resolution No. R-1654-84 adopted by the County on December 4, 1984, securing Miami-Dade County Aviation Facilities Revenue Bonds (the “Bond Resolution”), which Trust Agreement and Bond Resolution are incorporated herein by reference thereto, shall prevail and govern in the event of any conflict or inconsistency with or ambiguity relating to the terms and conditions of this Agreement, including the rents, fees or charges required herein, and their modification or adjustment. Copies of the Trust Agreement and Bond Resolution are available for inspection in the offices of the Department during normal working hours.
     18.02 Adjustment of Terms and Conditions: If, at any time during the term of this Agreement, a court or Federal Agency of competent jurisdiction shall determine that any of the terms and conditions of this Agreement, including the rentals, fees and charges required to be paid hereunder to the County by the Lessee or by other Lessees under other Agreements of the County for the Lease or use of facilities used for similar purposes, are unjustly discriminatory, the County shall have the right to modify such terms and conditions and to increase or otherwise adjust the rentals, fees and charges required to be paid under this Agreement in such a manner as the County shall determine is necessary and reasonable so that the rentals, fees and charges payable by the Lessee and others shall not thereafter be unjustly discriminatory to any user of like facilities and shall not result in any violation of the Trust Agreement and/or Bond Resolution or in any deficiency in revenues necessary to comply with the covenants of the Trust Agreement and/or Bond Resolution. In the event the County has modified the terms and conditions of this Agreement, including any adjustment of the rentals, fees and charges required to be paid to the County pursuant to this provision, this Agreement shall be amended to incorporate such modification of the terms and conditions including the adjustment or rentals, fees and charges upon the issuance of written notice from the Department to the Lessee.
ARTICLE 19
Other Provisions
     19.01 No Representation: The County makes no representation, warranty, guarantee, or averment of any nature whatsoever concerning the physical condition of the Premises, and it is agreed that the County will not be responsible for any loss, damage or costs which may be incurred by the Lessee by reason of any such physical condition.
     19.02 Headings: Any headings preceding the text of any articles, paragraphs or sections of this Agreement shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.
     19.03 Interference: The Lessee further expressly agrees to prevent any use of the Premises which would interfere with or adversely affect the operation or maintenance of the Airport or otherwise constitute an airport hazard.
     19.04 Authorized Uses Only: The Lessee shall not use or permit the use of the Airport for any illegal or unauthorized purpose or for any purpose which would increase the premium rates paid by the County on, or invalidate, any insurance policies of the County or any policies of insurance written on behalf of the Lessee under this Agreement.
     19.05 Binding Effect: The terms, conditions and covenants of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. This provision shall not constitute a waiver of any conditions prohibiting assignment or subletting.
     19.06 Federal Subordination: This Agreement shall be subordinate to the provisions of any existing or future agreements between the County and the United States of America relative to the operation and maintenance of the Airport, the execution of which has been or may be required as a condition precedent to the expenditure of Federal funds for the development of the Airport. All provisions of this Agreement shall be subordinate to the right of the United States of America to lease or otherwise assume control over the Airport, or any part thereof, during time of war or national emergency for military or naval use and any provisions of this Agreement inconsistent with the provisions of such lease to, or assumption of control by, the United States of America shall be suspended.
     19.07 Notices: All notices required or permitted to be given under the terms and provisions of this Agreement by either party to the other shall be in writing and shall be hand delivered or sent by registered or certified mail, return receipt requested, to the parties as follows:

As to the County or Aviation Department:
Director
Miami-Dade Aviation Department
P.O. Box 592075 AMF
Miami, Florida 33159
As to the Lessee:
President & C.E.O.
Gulfstream International Airlines, Inc.
1815 Griffin Rd, Suite 400
Dania, FL 33004
or to such other address as may hereafter be provided by the parties in writing. Notices by registered or certified mail shall be deemed received on the delivery date indicated by the U.S. Postal Service on the return receipt. Hand delivered notices shall be deemed received by the Lessee when presented to the local management representative of the Lessee.
     19.08 Rights Reserved: Rights not specifically granted the Lessee by this Agreement are reserved to the County.
     19.09 Rights of County at Airport: The County shall have the absolute right, without limitation, to make any repairs, alterations and additions to any structures and facilities at the Airport. The County shall, in the exercise of such right, be free from any and all liability to the Lessee for business damages occasioned during the making of such repairs, alterations and additions, except for extraordinary business damages occasioned by the negligence of the County, its employees, or agents.
     19.10 Rights to be Exercised by Department: Wherever in this Agreement rights are reserved to the County, such rights may be exercised by the Department.
     19.11 No Waiver: There shall be no waiver of the right of either party to demand strict performance of any of the provisions, terms and covenants of this Agreement nor shall there be any waiver of any breach, default or non-performance hereof by either party, unless such waiver is explicitly made in writing by the other party. Any previous waiver, or course of dealing shall not affect the right of either party to demand strict performance of the provisions, terms and covenants of this Agreement with respect to any subsequent event or occurrence of any subsequent breach, default or non-performance hereof by the other party.
     19.12 Right to Regulate: Nothing in this Agreement shall be construed to waive or limit the governmental authority of the County, as a political subdivision of the State of Florida, to regulate the Lessee or its operations.
     19.13 Severability: If any provision of this Agreement or the application thereof to either party to this Agreement is held invalid by a court of competent jurisdiction, such invalidity shall not affect other provisions of this Agreement which can be given effect without the invalid provision, and to this end, the provisions of this Agreement are severable.
     19.14 Inspections: The authorized employees and representatives of the County and of any applicable Federal or State agency having jurisdiction hereof shall have the right of access to the Premises at all reasonable times for the purposes of inspection and testing to determine compliance with the provisions of this Agreement. This right of inspection and testing shall impose no duty on the County to inspect and shall impart no liability upon the County should it not make any such inspections.
     19.15 Payment of Taxes: The Lessee shall pay all taxes and other costs lawfully assessed against its leasehold interests in the Premises, its improvements and its operations under this Agreement; provided, however, the Lessee shall not be deemed to be in default of its obligations hereunder for failure to pay such taxes pending the outcome of any legal proceedings instituted to determine the validity of such taxes. Failure to pay the taxes upon the adverse ultimate conclusion of such legal proceedings against the Lessee shall constitute a default.
     19.16 Quiet Enjoyment of Others: The Lessee shall control the actions of its employees, agents, invitees and those doing business with it, so as to not annoy, disturb or be offensive to others and to provide the service hereunder so as to not unreasonably create a nuisance or thing which may disturb the quiet enjoyment of any other users of the Airport.
     19.17 Radon Disclosure: In accordance with Section 404.056, Florida Statutes, the following disclosure is hereby made:
“Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.”
     19.18 Destruction of Premises: Notwithstanding the month-to-month term of this Agreement, in the event the Premises shall be destroyed or so damaged or injured by fire, windstorm, flood or other casualty during the life of this Agreement that the Premises or any portion thereof are rendered untenantable, the County shall have the right, but not the obligation, to render said Premises or damaged portion thereof tenantable by repairs completed within a reasonable period of, time.
(A)	In the event the County elects not to render the Premises tenantable the Lessee shall be so notified in writing by the Department, and this Agreement shall be deemed terminated as of the date of the casualty, with the Lessee being liable only for payment of rentals on a prorata basis as to whatever portion(s) of the Premises which were tenantable and used by the Lessee following the casualty. In such event, the Department shall endeavor to find adequate replacement premises for the Lessee in existing facilities on the Airport.

(B)	The remedies provided to Lessee in this Article 19.18 (Destruction of Premises) are exclusive, and Lessee shall be entitled to no other remedies from the County in the event of a complete or partial destruction of or damage to the Premises. However, nothing contained in this Article 19.18 (Destruction of Premises) is intended to preclude either party from terminating this Agreement pursuant to the provisions of Article 1.01 (Term).

(C)	If the casualty was caused in whole or in part by the Lessee, its officers, employees, agents, contractors or trespassers, then the Lessee shall not have the right to terminate this Agreement and shall be responsible under other provisions of this Agreement for payment to the County of all damage to the Premises, plus the loss of rentals attributable to the damaged or destroyed premises.
     19.19 Quiet Enjoyment: Lessee, during the term of this lease, shall at all times peaceably and quietly enter upon, hold, occupy and enjoy the premises leased therein.
     19.20 Definition of Day: For the purposes of this Agreement, except where otherwise expressly set forth in this Agreement, and the Schedules, “days” shall mean all days except Saturday, Sunday, and official County holidays.
     19.21 Entirety of Agreement: The parties hereto agree that this Agreement sets forth the entire agreement between the parties, and there are no promises or understandings other than those stated herein. None of the provisions, terms and conditions contained in this Agreement may be added to, modified, superseded or otherwise altered, except as may be specifically authorized herein or by written instrument executed by the parties hereto. This Agreement supersedes any prior agreements between the County and the Lessee with respect to the lease of Airport Terminal premises, except for any obligations of the Lessee which expressly, under contract or law, survive the termination of such agreements.
*      *      *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their appropriate officials as of the date first above written.

BOARD OF COUNTY COMMISSIONERS OF MIAMI-DADE COUNTY, FLORIDA
By:	[signature]
Aviation Director

ATTEST: Harvey Ruvin, Clerk
By:	[signature]
Deputy Clerk

(CORP. SEAL)

LESSEE: GULFSTREAM INTERNATIONAL AIRLINES, INC.
By:	[signature]
President

THOMAS L. COOPER
Print Name

ATTEST:
[signature]
Corporate Secretary

THOMAS L. COOPER
Print Name

(CORP. SEAL)

GULFSTREAM INT’L AIRLINES, INC.
GULT349.MTL
SCHEDULE I
EFFECTIVE SEPTEMBER 25, 1999

1.	30 square feet of air-conditioned operational storage,
Class II space
Exhibit A, ID# 2G1106
Dated September 25, 1999

2.	800 square feet of covered ramp,
Class V space
Exhibit A-1, ID# 5G1689
Dated September 25, 1999

3.	108 square feet of air conditioned maintenance storage,
Class III space
Exhibit A-2, ID# 3H1502
Dated September 25, 1999

4.	255 square feet of air- conditioned maintenance storage,
Class III space
Exhibit A-2, ID# 3H1730
Dated September 25, 1999

5.	106 square feet of air- conditioned maintenance storage,
Class III space
Exhibit A-2, ID# 3H1751 Dated
September 25, 1999
Schedule I

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-1
GULFSTREAM

BLUEPRINT
MIAMI DADE
AVIATION DEPARTMENT
MIAMI INTERNATIONAL AIRPORT
EXHIBIT A-2
GULFSTREAM

GULFSTREAM INT’L AIRLINES X-349.MTL
SCHEDULE II
EFFECTIVE JULY 1, 2004

ITEM #	EXHIBIT #	DESCRIPTION	CLASS	ID #	SQ FT	% USE	RATE	ANNUAL	MONTHLY	TAX/MONTH
1	Exhibit A	A/C Space Terminal	2	G1106	30		$72.23	$2,166.90	$180.58	$11.74
2	Exhibit A-1	Covered Ramp	5	G1689	800		$12.04	$9,632.00	$802.67	$52.17
3	Exhibit A-2	A/C Space Concourse	3	H1502	108		$48.15	$5,200.20	$433.35	$28.17
4	Exhibit A-2	A/C Space Concourse	3	H1730	255		$48.15	$12,278.25	$1,023.19	$66.51
5	Exhibit A-2	A/C Space Concourse	3	H1751	106		$48.15	$5,103.90	$425.33	$27.65
		TOTALS						$34,381.25	$2,865.10	$186.23

RATES EFFECTIVE 10/1/98 TO 9/30/99

Class	Description	Rate/SF/Year
1	Ticket Counter	$96.30
2	VIP Club	$72.23
2	A/C Space Terminal	$72.23
3	A/C Space Concourse	$48.15
4	Non A/C Space	$24.08
5	Covered Ramp	$12.04
	Ramp Pavement	$0.85
6	Other	$48.15
SCHEDULE II